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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2003


                        State Auto Financial Corporation
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             (Exact name of registrant as specified in its charter)

                                      Ohio
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                 (State or other jurisdiction of incorporation)

         0-19289                                        31-1324304
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(Commission File Number)                      (IRS Employer Identification No.)


                518 East Broad Street, Columbus, Ohio     43215-3976
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               (Address of principal executive offices)   (zip code)


       Registrant's telephone number, including area code: (614) 464-5000
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          On May 30, 2003, State Automobile Mutual Insurance Company ("State Auto Mutual"), the holder of approximately 67% of the outstanding common shares of State Auto Financial Corporation ("STFC"), issued a press release in connection with a proposal made by Gregory M. Shepard, a minority shareholder in STFC. The full text of State Auto Mutual's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

           99.1 Press release issued by State Automobile Mutual Insurance Company on May 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      State Auto Financial Corporation

Date:   May 30, 2003                  By: /s/ Robert H. Moone
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                                          Robert H. Moone, Chairman



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                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit
-----------         ----------------------

   99.1 Press release issued by State Automobile Mutual Insurance Company on May 30, 2003.